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                             OMNIQUIP INTERNATIONAL, INC.
                               369 West Western Avenue
                              Port Washington, WI  53074

                                  September 30, 1996


Harbour Group Investments III, L.P.
7701 Forsyth Boulevard
Suite 600
St. Louis, Missouri  63105

Uniquip - HGI Associates, L.P.
7701 Forsyth Boulevard
Suite 600
St. Louis, Missouri  63105

Dear Sirs:

    It is contemplated that an initial public offering will be made by the undersigned, Omniquip International, Inc., a Delaware corporation (the "Company"), of a certain number of shares of its common stock, par value $.01 per share (the "Common Stock"). In connection therewith, and effective upon the date the registration statement on Form S-1 filed by the Company with respect to the shares to be so offered becomes effective (the "Effective Date"), the Company hereby grants to you certain registration rights with respect to those shares of Common Stock of the Company that you will hold after the Effective Date as follows:

    1.   Registration Request.

         (a) Demand Registration. If, after the Effective Date, the Company receives a written request signed by Harbour Group Investments III, L.P. and/or Uniquip - HGI Associates, L.P., or any permitted assignee of their rights hereunder (collectively, the "Related Stockholders") (i) stating that such Related Stockholder or Stockholders proposes to sell or transfer at least ten percent (10%) of the aggregate shares of Common Stock owned by the respective Related Stockholders at the time of such request in an underwritten offering (the "Registrable Securities"), and (ii) requesting registration of the Registrable Securities under the Securities Act of 1933, as amended (the "Securities Act"), the Company shall file, as promptly as practicable (but in no event later than 120 days after receipt of such notice unless otherwise provided herein), with the Securities and Exchange Commission (the

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"SEC") a registration statement under the Securities Act, on the appropriate form, covering the Registrable Securities specified in the written request, and shall use its best efforts to cause such registration statement to be declared effective. Notwithstanding the foregoing, the Company shall not be obligated to effect such registration prior to the expiration of 180 days following the effective date of the Company's most recent registration statement.

    The Company shall, promptly after becoming obligated to file a registration statement, give notice to each of the Related Stockholders of the receipt of such request and provide a reasonable opportunity for all Related Stockholders to participate in the registration.

    Notwithstanding the foregoing, the Related Stockholders may collectively initiate only two requests pursuant to this Section 1. A request shall be deemed to have been exercised by the Related Stockholders when the Company has complied with all of its responsibilities under this Agreement to file the registration statement covering the Registrable Securities under the Securities Act and utilized its best efforts to cause such registration statement to be declared effective. It is not necessary that the registration statement actually be declared effective or that the sale of the Registrable Securities occur if such failure or nonoccurrence does not result from the Company's inability or unwillingness to exercise its responsibilities hereunder. Notwithstanding the foregoing, any of the Related Stockholders may reinstate a right to exercise a request hereunder following the exercise of a request and compliance by the Company with its obligations hereunder where a registration statement is not declared effective or where the sale of Registrable Securities is not consummated, upon the reimbursement by the Related Stockholders of all of the Company's out-of-pocket expenses incurred in connection with performing its obligations hereunder.

         (b) Piggyback Registration. If at any time during the term of this Agreement the Company proposes to register any of its Common Stock in an underwritten public offering under the Securities Act (except equity securities pursuant to a registration statement filed on Forms S-4 or S-8 or such other form as shall be prescribed under the Securities Act for the same purposes), it will at each such time give written notice to each Related Stockholder of its intention to do so and upon the written request of any relayed stockholder given within 20 days after receipt of such notice, the Company will use its best efforts to effect the registration of the shares of Common Stock of such Related Stockholders (the "Piggyback Securities") which it shall have been so requested to register by including such Piggyback Securities in such registration statement. In the event that any registration

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pursuant to this Section 1(b) shall be, in whole or in part, in connection with an underwritten offering of securities of the Company, any such Piggyback Securities are to be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration statement; provided, however, that if the managing underwriter determines and advises in writing that the inclusion in the registration statement of all Piggyback Securities proposed to be included and any other shares of Common Stock sought to be registered by any other stockholder of the Company (the "Other Common Stock") would interfere with the successful marketing of the securities proposed to be registered by the Company, then the number of Piggyback Securities and Other Common Stock to be included in the underwriting shall be reduced pro rata among all holders of Piggyback Securities and Other Common Stock requesting such registration.

    2.   Registration Procedures.

         (a) If and whenever the Company is required by the provisions of this Agreement to include in a registration statement any Registrable Securities or Piggyback Securities under the Securities Act, the Company shall be entitled to postpone either the filing or the effectiveness of any such registration statement for a period of 135 days from the receipt of a request for such registration if a valid corporate purpose exists for withholding the public release of possibly material information, but, subject to such right, the Company shall:

              (i) use its best efforts to prepare and file with the SEC a registration statement on the appropriate form (provided that before filing a registration statement or prospectus or amendments or supplements thereto which contain any information regarding the Related Stockholders, the Company will furnish each of the Related Stockholders with copies of all such documents proposed to be filed) with respect to such Registrable Securities or Piggyback Securities and use its best efforts to cause such registration statement to become and remain effective as provided herein;

              (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement and prospectus effective and current and to comply with the provisions of the Securities Act with respect to the sale or other

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disposition of all Registrable Securities or Piggyback Securities covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition by the prospective seller or sellers of such Registrable Securities or Piggyback Securities until the Related Stockholder(s) have completed the distribution described in the registration statement, but for no longer than 90 days;

              (iii) furnish to each prospective seller of Registrable Securities or Piggyback Securities such number of copies of preliminary, final, amended or supplemental registration statements and prospectuses as such seller may reasonably request;

              (iv) use its best efforts to register or qualify under such other securities or blue sky or other applicable laws of such jurisdictions within the United States as each prospective seller shall reasonably request, and to maintain such registrations and qualifications effective for a period conterminous with the effectiveness of the registration statement under the Securities Act, and to do any and all other acts and things which may be necessary under applicable laws to enable the Related Stockholder(s) to consummate the disposition in such jurisdictions of such Registrable Securities or Piggyback Securities, as the case may be; provided, however, that the Company shall not be obligated to so register or qualify such Registrable Securities or Piggyback Securities in any jurisdiction in which the Company would be required to execute a general consent to service of process as a condition thereof and the Company is not already subject or otherwise required to become subject to such service of process in such jurisdiction;

              (v) notify the Related Stockholder(s), at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the period that the Company is required to keep the registration statement effective, of the happening of any event as a result of which the prospectus included in any such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities or Piggyback Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; and

              (vi) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as the Related

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Stockholder(s) reasonably may request in order to expedite or facilitate the disposition of such Registrable Securities or Piggyback Securities.

         (b) It shall be a condition precedent to the obligations of the Company to take any actions pursuant to Sections 1 and 2 of this Agreement that the Related Stockholder shall furnish to the Company such information, consents, and other documents relating to the Related Stockholder as the Company may reasonably request and as may be required in connection with the action to be taken by the Company hereunder.

         (c) At the end of the period during which the Company is obligated to keep any registration statement current and effective, the holders of Registrable Securities or Piggyback Securities included in the registration statement shall discontinue sales of such Registrable Securities or Piggyback Securities pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the securities covered by such registration statement which remain unsold, and such holder shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

         (d) Expenses of registration hereunder shall be paid by the Company (including without limitation all registration and filing fees, blue sky fees and expenses, printing expenses, fees and expenses of counsel for the Company and its independent public accountants) provided that all underwriting discounts and selling commissions applicable to the sale of Registrable Shares or Piggyback Securities and all fees and expenses of counsel or other experts retained by the Related Stockholder(s) and other incidental expenses of the Related Stockholder(s) in connection with their duties hereunder shall be paid by the incurring Related Stockholder.

    3. Indemnification. In the event any of the Registrable Securities or Piggyback Securities are included in a registration statement under this
Agreement:

         (a) To the extent permitted by law, the Company will indemnify and hold harmless each Related Stockholder, and any underwriter (as defined in the Securities Act) for such Related Stockholder, and each person, if any, who controls such Related Stockholder or such underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims,

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damages or liabilities, joint or several, to which any such person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or filed with the SEC pursuant to and in accordance with Rule 424(b) under the Securities Act, or any amendments or supplements thereto, or arise out of or any based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; and the Company will reimburse each such Related Stockholder, such underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, the Company shall not be liable to any Related
Stockholder, underwriter or controlling person in any such case for any such loss, claim, damage or liability to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement in or omissions or alleged omissions from any of such documents, in reliance upon and in conformity with written information furnished to the Company expressly for use in connection with such registration by any Related Stockholder, underwriter or controlling person; and provided further that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Related Stockholder, underwriter or controlling person from whom the person asserting such losses, claims, damages or liabilities purchased shares of Common Stock concerned, to the extent that any such loss, claim, damage or liability of such Related Stockholder, underwriter or controlling person results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such shares of Common Stock to such person, a copy of the Prospectus, if required by the Securities Act.

         (b) To the extent permitted by law, each Related Stockholder will indemnify and hold harmless the Company, and any underwriters (as defined in the Securities Act) for the Company, each of its directors, each of its officers who have signed such registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and each other Related Stockholder against any losses, claims, damages or liabilities joint or several to which any such person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or filed with the

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SEC pursuant to and in accordance with Rule 424(b) under the Securities Act or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; in each such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Related Stockholder expressly for use in connection with such registration; and each such Related Stockholder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Related Stockholder in connection with investigating or defending any such loss, claim, damage or liability or action as such expenses are incurred; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection (b) shall not inure to the benefit of the Company, its directors, its officers, underwriters or control persons or any such Related Stockholder from whom the person asserting such losses, claims, damages or liabilities purchased the shares of Common Stock concerned, to the extent that any such loss, claim, damage or liability of the Company, its directors, its officers, underwriters or control persons or any such Related Stockholder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such shares of Common Stock to such person, a copy of the Prospectus, if required by the Securities Act.

         (c)  Promptly after receipt by an indemnified party under this
Section 3 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party pursuant to subsections (a) or (b) of this Section, except to the extent that it was unaware of such action and has been materially prejudiced by such failure, or from any liability which it may have to any indemnified party otherwise than pursuant to subsection (a) or (b) of this Section. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel satisfactory to such indemnified party who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party, and after notice from the

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indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying party be liable for the reasonable fees and expenses of more than one counsel (in addition to any local counsel) for all such indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdictions arising out of the same set of allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

         (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsections (a) and (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsections (a) and (b) above
(i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the offering of the Common Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the indemnifying party on the one hand and the indemnified party on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the indemnifying party and the indemnified party. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omissions or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages, or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by


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such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentations.

         (e) The obligations of the Company and the Related Stockholders under this Agreement shall be in addition to any liability which the Company and the Related Stockholders may otherwise have.

    4. Termination of the Company's Obligations. All obligations of the Company pursuant to this Agreement shall terminate at such time as each Related Stockholder is able to sell all shares of Common Stock then owned by it without restriction or limitation.

    5. Assignment. This Agreement shall be binding upon you and your respective successors and permitted assigns. This Agreement may not be assigned by you without the Company's consent, except that it is contemplated herein and the Company expressly permits the assignment by a Related Stockholder to any of the other Related Stockholders or to any partner or shareholder of a Related Stockholder. In addition, the Company and each of the Related Stockholders acknowledges and agrees that any of the Related Stockholders may exercise in its discretion, a request hereunder on behalf of itself and its permitted assigns as aforesaid, but any such demand shall be included within and counted against the rights granted to the Related Stockholders under Section 1 hereof.

    6. Miscellaneous. The laws of the State of New York shall govern this Agreement (without giving effect to such jurisdiction's conflict of laws principles). All notices and other communications hereunder shall be in writing and shall be deemed duly given when personally delivered against receipt, on the next business day when sent by Federal Express or similar overnight courier service, or on the third business day when sent certified mail, postage prepaid, in any case to the addresses of the parties set forth on the first page hereof (or such other addresses as to which notice has been given hereunder). This Agreement contains the entire understanding of the parties hereto with respect to its subject matter and supersedes all prior agreements and understandings between the parties with respect to its subject matter. The Agreement may be amended only by a written instrument duly executed by the parties hereto.

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    If this correctly sets forth our understanding, please confirm your agreement by executing each of the enclosed copies of this letter in the space indicated below and returning one executed copy to the undersigned.

                        OMNIQUIP INTERNATIONAL, INC.


                        By: /s/ Philip G. Franklin
                           ________________________________

                           Name:  Philip G. Franklin
                           Title:    Chief Financial Officer

Accepted and agreed to this
30th day of September, 1996

HARBOUR GROUP INVESTMENTS III, L.P.

By:  HARBOUR GROUP III MANAGEMENT CO., L.P.
        General Partner

         By:  HGM III CO.
              General Partner


                 By:  /s/ Francis M. Loveland
                     _________________________________
                    Name:  Francis M. Loveland
                    Title:    Vice President

UNIQUIP - HGI ASSOCIATES, L.P.

By:  HARBOUR GROUP INDUSTRIES, INC.
     General Partner


        By:  /s/ Francis M. Loveland
           ____________________________________
           Name:  Francis M. Loveland
           Title: Vice President and Chief
                  Financial Officer


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